Other Commitments And Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Other Commitments and Contingencies
Other Commitments and Contingencies

Litigation and regulatory matters related to the Company’s restatement of its 2013 annual financial statements
In re KBR, Inc. Securities Litigation. Lead plaintiffs, Arkansas Public Employees Retirement System and IBEW Local 58/NECA Funds, sought class action status on behalf of our shareholders, alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 against the Company, our former chief executive officer, our previous two former chief financial officers, and our former chief accounting officer, arising out of the restatement of our 2013 annual financial statements, and seek undisclosed damages. We reached an agreement to settle this case as of January 11, 2017 and accrued the proposed settlement amount as of December 31, 2016 in "Other current liabilities" on our consolidated balance sheets, net of insurance proceeds, which did not have a material impact on our financial statements. On August 24, 2017, the Court granted final approval of the settlement and terminated the case.

Butorin v. Blount et al, is a May 2014 shareholder derivative complaint pending in the U.S. District Court of Delaware and filed on behalf of the Company naming certain current and former members of the Company's board of directors as defendants and the Company as a nominal defendant. The complaint alleges that the named directors breached their fiduciary duties by permitting the Company's internal controls to be inadequate. KBR has filed a Motion to Dismiss, to which the derivative plaintiff has responded. At this time, we are not yet able to determine the likelihood of loss, if any, arising from this matter.
We have also received requests for information and a subpoena for documents from the Securities Exchange Commission ("SEC") regarding the restatement of our 2013 annual financial statements. We have been and intend to continue cooperating with the SEC. We have accrued our estimate of a potential settlement in "Other current liabilities" on our consolidated balance sheets which did not have a material impact to our financial statements.

PEMEX and PEP Arbitration

In 2004, we filed for arbitration with the International Chamber of Commerce ("ICC") claiming recovery of damages against PEP, a subsidiary of PEMEX, the Mexican national oil company, related to a 1997 contract between PEP and our subsidiary, Commisa, and PEP subsequently counterclaimed. The project, known as EPC 1, required Commisa to build offshore platforms and treatment and reinjection facilities in Mexico and encountered significant schedule delays and increased costs due to problems with design work, late delivery and defects in equipment, increases in scope and other changes. In 2009, the ICC arbitration panel awarded us a total of approximately $351 million including legal and administrative recovery fees as well as interest and PEP was awarded approximately $6 million on counterclaims, plus interest on a portion of that sum. In August 2016, the U.S. Court of Appeal for the Second Circuit affirmed a 2013 District Court ruling confirming the ICC award, and PEP filed a Motion for Rehearing in September 2016. PEP posted $465 million as security for the judgment, pending exhaustion of all appeals.

On April 6, 2017, we entered into a settlement agreement with PEMEX and PEP resolving this dispute. The settlement provided for a cash payment to Commisa of $435 million, payment by PEP of all VAT related to the settlement amount and mutual dismissals and releases of all claims related to the EPC 1 project. This matter is now resolved, and all amounts were paid by PEP in April 2017. As a result of the final settlement, we recognized additional revenues and gross profit of $35 million during the three months ended June 30, 2017.

Other Matters

Unaoil Investigation. The DOJ, SEC, and the SFO are conducting investigations of Unaoil, a Monaco based company, in relation to international projects involving several global companies, including KBR, whose interactions with Unaoil are a subject of those investigations. KBR believes it is cooperating with the DOJ, SEC, and the SFO in their investigations, including through the voluntary submission of information and responding to formal document requests.

In re KBR, Inc. Securities Litigation. On October 20, 2017, lead plaintiffs filed an amended consolidated complaint asserting violations of the federal securities laws in connection with KBR's disclosures associated with the U.K. Serious Fraud Office's ("SFO") investigations of KBR and its affiliates relating to Unaoil. The Company and individual defendants filed a motion to dismiss the lawsuit on December 4, 2017. Briefing on the motion to dismiss was filed on February 19, 2018. At this time we are not yet able to determine the likelihood of loss, if any, arising from this matter.

Tisnado vs DuPont, et al, In May 2016, KBR was served with a Fourth Amended Petition in Intervention and was brought into a lawsuit which was originally filed on November 14, 2014, in the 11th Judicial District Court of Harris County, Texas. This suit was brought by the family members of persons who died in an incident at the DuPont plant in LaPorte, Texas. KBR has filed an Answer to the Petition, denying the plaintiffs' claims and asserting affirmative defenses. We reached a settlement with the plaintiffs in 2018. This settlement was covered by insurance and did not have a material impact to our financial statements. This matter is now resolved.

Environmental

We are subject to numerous environmental, legal and regulatory requirements related to our operations worldwide. In the U.S, these laws and regulations include, among others: the Comprehensive Environmental Response, Compensation and Liability Act; the Resources Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; and the Toxic Substances Control Act. In addition to federal and state laws and regulations, other countries where we do business often have numerous environmental regulatory requirements by which we must abide in the normal course of our operations. These requirements apply to our business segments where we perform construction and industrial maintenance services or operate and maintain facilities.

We continue to monitor conditions at sites owned or previously owned. These locations were primarily utilized for manufacturing or fabrication work and are no longer in operation. The use of these facilities created various environmental issues including deposits of metals, volatile and semi-volatile compounds and hydrocarbons impacting surface and subsurface soils and groundwater. The range of remediation costs could change depending on our ongoing site analysis and the timing and techniques used to implement remediation activities. We do not expect that costs related to environmental matters will have a material adverse effect on our consolidated financial position or results of operations. Based on the information presently available to us the assessment and remediation costs associated with all environmental matters is immaterial and we do not anticipate incurring additional costs.

We had been named as a potentially responsible party in various clean-up actions taken by federal and state agencies in the U.S. All of these matters have been settled or resolved and as of December 31, 2017 we have not been named in any additional matters.

Existing or pending climate change legislation, regulations, international treaties or accords are not expected to have a short-term material direct effect on our business, the markets that we serve or on our results of operations or financial position. However, climate change legislation could have a direct effect on our customers or suppliers, which could impact our business. For example, our commodity-based markets depend on the level of activity of mineral and oil and gas companies and existing or future laws, regulations, treaties or international agreements related to climate change, including incentives to conserve energy or use alternative energy sources, which could impact our business if such laws, regulations, treaties or international agreements reduce the worldwide demand for minerals, oil and natural gas.  We will continue to monitor developments in this area.

Leases

We are obligated under operating leases, principally for the use of land, offices, equipment, field facilities and warehouses. We recognize minimum rental expenses over the term of the lease. When a lease contains a fixed escalation of the minimum rent or rent holidays, we recognize the related rent expense on a straight-line basis over the lease term and record the difference between the recognized rental expense and the amounts payable under the lease as deferred lease credits. We have certain leases for office space where we receive allowances for leasehold improvements. We capitalize these leasehold improvements as property, plant and equipment and deferred lease credits. Leasehold improvements are amortized over the shorter of their economic useful lives or the lease term. Total rent expense was $139 million, $154 million and $155 million in 2017, 2016 and 2015, respectively. The current portion of deferred rent of $4 million and $4 million at December 31, 2017 and 2016, respectively, is recorded in "Other current liabilities" on our consolidated balance sheets and the noncurrent deferred rent of $99 million and $103 million at December 31, 2017 and 2016, respectively, is recorded in "Other liabilities" on our consolidated balance sheets.

Future total rental payments on noncancelable operating leases are as follows:

Dollars in millions	Future rental payments (a)
2018	$86
2019	$70
2020	$57
2021	$48
2022	$41
Beyond 2022	$263

(a)	Amounts presented are net of subleases.

Insurance Programs

Our employee-related health care benefits program is self-funded. Our workers’ compensation, automobile and general liability insurance programs include a deductible applicable to each claim.  Claims in excess of our deductible are paid by the insurer. The liabilities are based on claims filed and estimates of claims incurred but not reported. As of December 31, 2017, liabilities for anticipated claim payments and incurred but not reported claims for all insurance programs totaled approximately $42 million, comprised of $8 million included in "Accrued salaries, wages and benefits," $9 million included in "Other current liabilities" and $25 million included in "Other liabilities" all on our consolidated balance sheets. As of December 31, 2016, liabilities for unpaid and incurred but not reported claims for all insurance programs totaled approximately $49 million, comprised of $9 million included in "Accrued salaries, wages and benefits," $15 million included in "Other current liabilities" and $25 million included in "Other liabilities" all on our consolidated balance sheets.